                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

       Date of report (Date of earliest event reported): February 1, 2006
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                                   NuCO2 Inc.

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               (Exact Name of Registrant as Specified in Charter)

          Florida                      0-27378                   65-0180800
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(State or Other Jurisdiction         (Commission               (IRS Employer
     of Incorporation)              File Number)             Identification No.)

                  2800 S.E. Market Place, Stuart, Florida 34997
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               (Address of Principal Executive Offices) (Zip Code)

       Registrant's telephone number, including area code: (772) 221-1754
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                                       N/A
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          (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     |_| Written communications pursuant to Rule 425 under the Securities Act
(17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the
Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the
Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02.  Results of Operations and Financial Condition.

         On February 1, 2006, NuCO2 Inc., a Florida corporation (the "Company"), issued a press release announcing its financial results for the fiscal quarter ended December 31, 2005 and other financial information. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

ITEM 7.01.  Regulation FD Disclosure.

         On February 1, 2006, the Company issued a press release announcing its financial results for the fiscal quarter ended December 31, 2005 and other financial information. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

         The information in this Current Report, including the exhibit attached hereto, is being furnished and shall not be deemed "filed" for purposes of
Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange
Act"), or otherwise subject to the liabilities of such section. The information in this Current Report, including the exhibit, shall not be incorporated by reference into any filing under the Securities Act of 1933, as amended, or the
Exchange Act, regardless of any incorporation by reference language in any such filing. This Current Report will not be deemed an admission as to the materiality of any information in this Current Report that is required to be disclosed solely by Regulation FD.

ITEM 9.01.  Financial Statement and Exhibits.

(c)      Exhibits.

         Exhibit No.         Description
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         99.1                Press Release dated February 1, 2006.

                                   SIGNATURES

         Pursuant to the  requirements  of the Securities  Exchange Act of 1934, the  registrant  has duly  caused  this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                 NUCO2 INC.

Date:    February 1, 2006                        By: /s/ Eric M. Wechsler
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                                                     Eric M. Wechsler,
                                                     General Counsel